EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO SECTION 906 OF THE
  SARBANES-OXLEY ACT OF 2002

Exhibit 32

Certification pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Donald Mindiak, President, Chief Executive Officer and Chief Financial Officer and Thomas M. Coughlin, Chief Operating Officer of BCB Bancorp, Inc. (the “Company”) each certify in his capacity as an officer of the Company that he has reviewed the annual report of the Company on Form 10-K for the fiscal year ended December 31, 2009 and that to the best of his knowledge:

(1)	the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

March 30, 2010	/s/ Donald Mindiak
Date	President, Chief Executive Officer and Chief Financial Officer

March 30, 2010	/s/ Thomas M. Coughlin
Date	Principal Accounting Officer and Chief Operating Officer